SUPPLEMENT DATED AUGUST 30, 2010 TO THE PROSPECTUS DATED JULY 19, 2010

Robeco-Sage Multi-Strategy Fund, L.L.C.
(the "Fund")

Capitalized terms used in this Supplement that are not defined herein have the same meanings as set forth in the Prospectus:

At a meeting of the Fund's Board of Managers (the "Board") held on August 25, 2010, the Board authorized the Fund to pursue making an election to be classified as an association taxable as a corporation and to seek to qualify as a "regulated investment company" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended. The Fund also expects to modify its tax filings so as to qualify for tax treatment substantially similar to that of many other publicly offered mutual funds, rather than as a partnership for Federal tax purposes.  The new tax treatment would simplify fund reporting to investors, allowing tax reports to be made on Form 1099 instead of the more complex Schedule K-1.

The Fund currently has a capital account structure (allowing net increases and decreases in the net value of the Fund's assets to be allocated to and reflected as changes in the value of each investor's capital account generally on a pro rata basis).  Assuming completion of the Fund's transition to the new tax treatment (the "Tax Transition"), that structure would be replaced by a standard corporate-type structure in which members in the Fund ("Members") would participate in the Fund's gains, losses and income on the basis of the number of units of the Fund ("Units") they hold relative to the total number of Units outstanding.  Individual capital accounts would be replaced with a general Fund account.

The Fund intends to establish a program for the automatic reinvestment of certain annual distributions that the Fund will be required to make.  Under the Fund's program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.  Unless the Fund is informed otherwise by notice to UMB Fund Services, Inc., the Fund's transfer agent, Members will be enrolled automatically in the reinvestment program.  Dividends and distributions are taxable to the recipient whether they are reinvested in Units or received as cash.

Assuming the Tax Transition is completed, the Fund would elect to be classified as an association taxable as a corporation for Federal tax purposes, as of January 1, 2011 (the "Effective Date").  The Board may determine to cease the Tax Transition and postpone or withdraw its authorization for the Fund to change its tax status.  This determination would only be made if the Board determines that it would be consistent with the best interests of the Fund and its investors.  Members would, of course, receive notice of such change.  Assuming the Tax Transition is completed, the Prospectus would be subject to the following revisions:

1.    The third bullet under the subsection entitled "OFFERING SUMMARY – Risk Factors" beginning on page 4 would be deleted and replaced with the following:

•
There are certain tax risks and additional costs associated with the Fund’s taxation as a RIC.  With respect to risks, the Fund would need to satisfy various asset diversification and source-of-income tests.  This will require support from Portfolio Funds.  The Fund would also be required each December to make certain "excise tax" calculations on certain undistributed income of the Fund based on income and gain information that must be obtained by the Fund from Portfolio Funds.  If the Fund does not receive accurate information from Portfolio Funds or does not satisfy the applicable tests for RIC qualification, the Fund could be subject to the excise tax on undistributed income or subject to tax on its income. (See "Tax Aspects.")  With respect to costs, the Fund would incur certain costs relating to tax compliance and reinvestment of dividends and other distributions.  In addition, to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund might, in certain situations, invest in "passive foreign investment companies" (which are offshore investment funds that are treated as corporations for U.S. tax purposes).  Such investments may involve costs or other inefficiencies to the Fund, including U.S. withholding taxes, that the Fund does not incur when it invests in U.S. domestic investment funds.  (See "Tax Aspects.")

2.    The subsection entitled "OFFERING SUMMARY – Allocation of Net Profits and Net Losses" beginning on page 10 would be deleted in its entirety.

3.     The subsection entitled "OFFERING SUMMARY – Taxation" on page 13 would be deleted and replaced with the following:

The Fund expects to elect to be classified as an association taxable as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Code, so that the Fund is no longer treated as a partnership for Federal tax purposes (the "Tax Transition").  As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code) it will pay no U.S. federal income tax on the earnings or capital gains it distributes.  This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax).  Tax-exempt U.S. investors will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.  Certain requirements under Subchapter M and additional information regarding the Fund's new tax treatment are described in this prospectus supplement.  (See "Tax Aspects.")  No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the new tax treatment (although the Adviser will need to obtain certain information from Portfolio Funds and/or structure the Master Fund's investments in Portfolio Funds in such manner so as to assure qualification as a RIC, and the Adviser may determine not to make certain investments that would adversely affect the Fund's ability to qualify as a RIC).  Following the Tax Transition, the Fund's tax reporting to Members will be made on IRS Form 1099 instead of Schedule K-1.  (See "Tax Aspects.")

4.    The section "ADDITIONAL RISK FACTORS" beginning on page 31 would be supplemented by the following:

Special Tax Risks

Special tax risks are associated with an investment in the Fund.  As of January 1, 2011 (the "Effective Date"), the Fund expects to elect to be classified as an association taxable as a corporation, and intends to meet the requirements necessary to, qualify as a "regulated investment company" or "RIC" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code").  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M.  Each of these ongoing requirements for qualification for the favorable tax treatment for RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund, through the Master Fund, is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the Subchapter M asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund, through the Master Fund, may try to acquire additional interests in Portfolio Funds to bring itself into compliance with the Subchapter M asset diversification test.  However, the disposition of non-diversified assets, an action frequently taken by RICs to avert such a failure, may be difficult for the Fund to pursue because the Master Fund may effect withdrawals from a Portfolio Fund only at certain times specified by the governing documents of the particular fund.  While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a withdrawal from a Portfolio Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the Subchapter M asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the Members.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Units and the amount of the Fund's distributions.  (See "Tax Aspects.")

5.    The subsection entitled "ADDITIONAL RISK FACTORS – Distributions to Members" beginning on page 31 would be deleted in its entirety.

6.    The paragraph under the subsection entitled "ADDITIONAL RISK FACTORS – Other Considerations" beginning on page 34 would be revised to read as follows:

Considerations for ERISA Plans and Other Tax-Exempt Investors.  Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the prohibited transaction provisions of Section 4975 of the Code, and other tax-exempt investors, may purchase Units.  Because the Fund is a registered investment company, the Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.  Similarly, because the Master Fund is a registered investment company, the Master Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.  For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations."  Because the Portfolio Funds and, to a lesser extent, the Fund and the Master Fund may use leverage, and the Portfolio Funds may engage in certain business activities, a tax-exempt investor who was an investor prior to the Tax Transition may have incurred income tax liability to the extent the Fund's transactions were treated as giving rise to unrelated business taxable income.  In such circumstances, investors subject to ERISA and other tax-exempt investors may be required to file tax returns and pay taxes on such UBTI.  Because the Fund expects to elect to be classified as an association taxable as a corporation (and intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors will no longer incur unrelated business taxable income as a result of a leveraged investment by the Fund or a Portfolio Fund.  If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt investor.  (See "Tax Aspects" and "ERISA Considerations.")

7.    The subsections entitled "CAPITAL ACCOUNTS AND ALLOCATIONS – Capital Accounts; – Allocation of Net Profits and Net Losses; – Allocation of Special Items – Certain Withholding Taxes and Other Expenditures; and – Reserves" beginning on page 47 would be deleted in their entirety.

8.    The first paragraph of the subsection "CAPITAL ACCOUNTS AND ALLOCATIONS – Net Asset Valuation" beginning on page 48 would be deleted and replaced by the following.  In addition, the heading for the section entitled "CAPITAL ACCOUNTS AND ALLOCATIONS" would be renamed "NET ASSET VALUATION."

The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit, plus the applicable sales load described in the "Summary of Fund Expenses" on page 15. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

9.    The following section entitled "DIVIDENDS AND CAPITAL GAINS" would be added before the section entitled "TAX ASPECTS" beginning on page 58:

Dividends

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code.  Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains Distributions

A Portfolio Fund may realize capital gains on the sale of portfolio securities.  If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Choice for Receiving Distributions

When you open your account, you may specify on your application how you would prefer to receive your dividends and distributions.  Because the Fund's tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund.  Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.  Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units.

Dividends and distributions are generally taxable to Members, as discussed below, whether they are reinvested in Units or received in cash.  Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program.  You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained).  If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact UMB Fund Services, Inc. ("UMB"), the Fund's transfer agent at 1-877-491-4991  to complete the necessary instructions.  Members who held Units prior to January 1, 2011 will be enrolled in this program unless they elect otherwise by notice to UMB.

10.    The section entitled "TAX ASPECTS" beginning on page 58 would be supplemented by the following:

Prior to January 1, 2011, the Fund was treated as a partnership for Federal tax purposes.  As of that date, however, the Fund intends to elect to be classified as an association taxable as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Code, so that the Fund is no longer treated as a partnership for Federal tax purposes.  Based on the diversified nature of the Fund's investments, the Adviser believes that the election of the Fund to be classified as an association taxable as a corporation for Federal tax purposes should not be a taxable event to the Members.  Nevertheless, there is no assurance that the Internal Revenue Service (the "IRS") will agree with such position, in which case it may treat the Tax Transition as a taxable event to the Members.  Certain requirements of Subchapter M and additional information regarding the Fund's new tax treatment following the Tax Transition are described below in "Tax Treatment after the Tax Transition."

The Fund's current treatment as a partnership for Federal tax purposes does not subject the Fund itself to Federal income tax.  The Fund will file an annual partnership information return for 2010 with the IRS which reports the results of operations for the period prior to the Tax Transition.  Each investor who was an investor prior to that date will be required to report separately on its income tax return its distributive share of the Fund's income, gain, loss, deduction or credits.  Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Members holding Units for any period on or after January 1, 2011 will be subject in respect of the Units to the following tax aspects of the Fund.  Members holding Units both before and on or after January 1, 2011 will be subject to both the tax treatment described above and in the following sections.

Tax Treatment After the Tax Transition

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its Members.  This avoids a "double tax" on that income and capital gains, since Members normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Units are held in a retirement account or the Member is otherwise exempt from tax).  Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund.  If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt investor.  The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and will be responsible for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

You should be aware of the following tax implications of investing in the Fund:

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Dividends paid from net investment income and short-term capital gains are taxable as ordinary income.  For taxable years beginning on or before December 31, 2010, dividends paid from net investment taxable income that are designated by the Fund as being derived from "qualified dividend income" are taxable to individuals at the reduced rates currently applicable to long-term capital gains.  Distributions of the Fund's long-term capital gains are taxable as long-term capital gains.  It does not matter how long you have held your Units.  Absent future legislation, the reduced rates will cease to apply for taxable years beginning after December 31, 2010.

•
Every calendar year the Fund will send you and the IRS a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year.  The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.

•
Because the Unit prices fluctuate, you may have a capital gain or loss when your Units are repurchased or you exchange them.  A capital gain or loss is the difference between the price you paid for the Units and the price you received when they were accepted for repurchase or exchange.  Generally, when Units you have tendered are repurchased, you must recognize any capital gain or loss on those Units.  Capital gains will be long-term or short-term depending on how long you have held the Units.

•	If you buy Units on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Units will be returned to you as a taxable distribution.

Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Members.  The Fund will identify returns of capital in Member notices.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund is not subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Members.  That qualification enables the Fund to "pass through" its distributed income and net capital gains to Members without the Fund having to pay tax on them.  The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year.  If the Fund does not qualify as a RIC during any period, it would be treated for U.S. Federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to Members during that period.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year.  The Fund must also satisfy certain other requirements of the Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) or net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code).

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer.  In addition, no more than 25% of the value of the Fund's total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.  For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Satisfaction of the various tests that must be met to maintain the Fund's tax status as a regulated investment company under Subchapter M of the Code requires significant support from the underlying Portfolio Funds.  In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds.  The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years.  If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed.  To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions.  However, the Board and the Adviser might determine in a particular year that it would be in the best interests of Members for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts.  That would reduce the amount of income or capital gains available for distribution to Members.

Failure to Qualify as a Regulated Investment Company

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Members will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Members.  Furthermore, in such event, individual Members of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2010.  Absent future legislation, the reduced rates will cease to apply for taxable years beginning after December 31, 2010.

Distributions

Dividends paid out of the Fund's investment company taxable income will be taxable to a Member as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional Units.  If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate Members may be eligible for the corporate dividends received deduction.  In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the reduced rates currently applicable to long-term capital gain.  Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.  Certain holding period and other requirements must be met by both the Member and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.  Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a Member as long-term capital gain, regardless of how long the Member has held Units.  Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.  Absent future legislation, the reduced rates on qualified dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Member as a return of capital, which is applied against and reduces the Member's basis in its Units.  To the extent that the amount of any such distribution exceeds the Member's basis in its Units, the excess will be treated by the Member as gain from a sale or exchange of the Units.  Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as  undistributed  capital  gains in a notice to its Members,  who will be  treated as if each received a distribution of its pro rata share of such gain, with the result that each Member will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.

Dividends designated by the Fund and received by corporate Members of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed.  Moreover, the dividends received deduction may be disallowed or reduced if the corporate Member fails to satisfy the foregoing requirements with respect to Units or by applications of the Code.

Members will be notified annually as to the U.S. Federal income tax status of distributions, and Members receiving distributions in the form of additional Units will receive a report as to the net asset value of those Units.

Sale or Exchange of Units

Upon the sale or other disposition of Units (including through the repurchase of Units by the Fund) that a Member holds as a capital asset, the Member may realize a capital gain or loss in an amount equal to the difference between the amount realized and the Member's adjusted tax basis in the Units sold.  Such gain or loss will be long-term or short-term, depending upon the Member's holding period for the Units.  Generally, a Member's gain or loss will be a long-term gain or loss if the Units have been held for more than one year.

Any loss realized on a sale or other disposition will be disallowed to the extent that the Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Units.  In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a Member on a disposition of Units held by the Member for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the Member (or amounts credited as undistributed capital gains) with respect to such Units.

Under Treasury regulations, if a Member recognizes a loss with respect to Units of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, members of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to members of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Members should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Hedging and Derivatives Transactions

Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain  complex  financial  transactions.  These rules could therefore affect the character, amount and timing of distributions to Members.  The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid.  The Fund may also invest in domestic and foreign "high yield" securities.  A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received.  Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code.  This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax.  To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Members.

Passive Foreign Investment Companies

If the Fund purchases shares in passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Members.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Section 1256 Contracts

The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts.  A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options.  Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year.  The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year.  Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains.  This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization.  Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time.  Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire Units.  Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The Fund will not be eligible to "pass through" to its Members the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to Members who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise).  Corporate Members and certain other Members specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the Member's U.S. Federal income tax liability, provided the required information is furnished to the IRS.  To avoid such withholding, foreign Members (as defined below) that beneficially own Units generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-U.S. status.

Foreign Members

U.S. Federal income taxation of a Member who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign Member") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Member.

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign Member, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.  However, for taxable years beginning before January 1, 2010 (or for taxable years beginning prior to January 1, 2011, if proposed "extenders" legislation is enacted), certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a foreign Member would be eligible for an exemption from the 30% U.S. withholding tax.  Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign Member directly.  Short-term capital gain dividends generally are dividends derived from the excess of a Fund's net short-term capital gains over net long-term capital losses.  Both "interest-related dividends" and "short-term capital gains dividends" must be designated as such by a written notice mailed to Members no later than 60 days after the Fund's taxable year.  Such a foreign Member would generally be exempt from U.S. Federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units.

Also, subject to certain exceptions, any distributions paid by the Fund to a foreign shareholder will, to the extent attributable to gain from the sale or exchange of a U.S. real property interest, be treated as gain recognized from the sale or exchange of a U.S. real property interest and taxed as such to a foreign shareholder.

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign Member, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations.  Foreign corporate Members may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign Member, the Fund may be required to withhold U.S. Federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign Member certifies its foreign status under penalties of perjury or otherwise establishes an exemption.  See "Backup Withholding."

The tax consequences to a foreign Member entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Members are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Members may be subject to state, local and foreign taxes on their Fund distributions.

The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors.  The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investments.  This analysis is not intended as a substitute for careful tax planning.  Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.